EXECUTION COPY

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                           FIFTH AMENDMENT AGREEMENT

                          Dated as of October 5, 2001

                                     among

                          LILLIAN VERNON CORPORATION,

                                  as Borrower,

                   LILLIAN VERNON FULFILLMENT SERVICES, INC.,

                           LVC RETAIL CORPORATION and

                       LILLIAN VERNON INTERNATIONAL, LTD.

                                 as Guarantors,

                            THE CHASE MANHATTAN BANK,

                                   as Agent,

                                      and

                             THE BANKS NAMED HEREIN

                                ---------------

              To The Credit Agreement Dated as of August 19, 1996

                                ---------------

================================================================================

     THIS FIFTH AMENDMENT AGREEMENT, dated as of October 5, 2001 (this "Amendment"), among LILLIAN VERNON CORPORATION, a Delaware corporation (the "Borrower"), LILLIAN VERNON FULFILLMENT SERVICES, a Virginia corporation ("LVFS"), LVC RETAIL CORPORATION, a Delaware corporation ("LVC"), and LILLIAN VERNON INTERNATIONAL, LTD., a New York corporation ("LVI Inc.", and together with LVFS and LVC, the "Guarantors"), the several banks from time to time parties to the Agreement (as defined below)(the "Banks") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Banks hereunder (in such capacity, the "Agent");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the parties hereto have entered into a Revolving Credit Agreement dated as of August 19, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement");

     WHEREAS, the Borrower has requested the Banks amend certain financial covenants of the Borrower, effective as of the date hereof (the "Amendment Effective Date"); and

     WHEREAS, the Borrower and Guarantors desire, and each Bank and the Agent are willing, on the terms and conditions set forth below, to modify certain terms of the Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual convenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings specified in the Agreement.

     SECTION 2. Amendment to the Agreement.

     (A) Section 6.13 of the Agreement is hereby amended by inserting immediately after the word "quarter" in the last line thereof the following:

     "; provided that this covenant shall have no force and effect in respect of the Borrower's second and third fiscal quarters in its fiscal year 2002."

     (B) Section 6.14 of the Agreement is hereby amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

     "SECTION 6.14. Consolidated Tangible Net worth Plus Subordinated Debt. At any time permit the sum of Consolidated Tangible Net Worth plus Subordinated Debt to be less than (a) $88,000,000 during the first and second quarters of each fiscal year and (b) $93,000,000 during the third and fourth quarters of each fiscal year."

     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent:

     (A) The parties hereto shall have duly executed and delivered this Amendment.

     (B) The Agent shall have received certificates of the Secretary or Assistant Secretary of the Borrower and each of the Guarantors dated as of the Amendment Effective Date, certifying: (i) that is respective By-laws either are attached to such certificate, or to the extent not attached have not been amended since the Closing Date, (ii) that its respective charter or certificate, as the case may be, either is attached to such certificate or to the extent not attached has not been amended since the Closing Date, and (iii) as to the incumbency and signatures of each of its respective officers executing this Amendment and any other documents to which it is a party.

     (C) The Agent shall have received from the Borrower the fees and expense reimbursements referred to under Section 7 hereof.

     SECTION 4. Representations and Warranties. In order to induce the Banks and Agent to enter into this Amendment, the Borrower and the Guarantors hereby jointly and severally represent and warrant to the Agent: (i) that the representations and warranties contained in the Agreement are true and correct on and as of the Amendment Effective Date as though made on and as of such date, except for changes which have occurred and which were not prohibited by the terms of the Agreement; (ii) that no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by the Borrower and the Guarantors, of this Amendment or the Agreement (as amended by this Amendment); (iii) that the Borrower and the Guarantors have full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; (iv) that the Borrower and Guarantors have taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment; and (v) that this Amendment constitutes a legal, valid and binding obligation of the Borrower and the Guarantors enforceable against each of them in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     SECTION 5. Guaranty. The Guarantors each acknowledge receipt of a copy of this Amendment Agreement and hereby ratify and affirm their guaranty of the Obligations of the Borrower under the Agreement as amended hereby.

     SECTION 6. Reference to and Effect on the Documents. Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreement in documents related to the Agreement, shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended hereby, the Agreement and all such related documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by the Borrower.

     SECTION 7. Fees and Expenses. The Borrower agrees to pay or reimburse the Agent, as stated in Section 10.05 of the Agreement (as amended hereby), for its reasonable out-of-pocket costs and expenses, including, without limitation, the reasonable fees and disbursements of counsel to the Agent incurred by the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower agrees to pay to the Banks an Amendment fee of $5000, to be shared equally between them.

     SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard to its conflict of laws principles.

     SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                                       THE CHASE MANHATTAN BANK,
                                                       As Bank and as Agent,

                                                       By: /s/ MARGARET NOLAN
                                                          ----------------------
                                                          Name: Margaret Nolan
                                                          Title: Vice President

                                                       SUNTRUST BANK

                                                       By:
                                                          ----------------------
                                                          Name:
                                                          Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                                     THE CHASE MANHATTAN BANK,
                                                     As Bank and as Agent,

                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     SUNTRUST BANK

                                                     By: /s/ VERNON M. TOWLER
                                                        ------------------------
                                                        Name:  Vernon M. Towler
                                                        Title: Vice President

                       SIGNATURE PAGE TO FIFTH AMENDMENT
                       TO LILLIAN VERNON CREDIT AGREEMENT


                                              LILLIAN VERNON CORPORATION

                                              By: /s/  WAYNE A. PALLADINO
                                                  ------------------------------
                                                  Name: Wayne A. Palladino
                                                  Title: Chief Financial Officer


                                              LILLIAN VERNON FULFILLMENT
                                              SERVICES, INC.

                                              By: /s/  SUSAN C. HANDLER
                                                  ------------------------------
                                                  Name: Susan C. Handler
                                                  Title: Secretary


                                              LVC RETAIL CORPORATION

                                              By: /s/  HARRIET KRAYNIK
                                                  ------------------------------
                                                  Name: Harriet Kraynik
                                                  Title: Secretary/Treasurer


                                              LILLIAN VERNON INTERNATIONAL, INC.

                                              By: /s/  SUSAN C. HANDLER
                                                  ------------------------------
                                                  Name: Susan C. Handler
                                                  Title: Secretary

                                                                  EXECUTION COPY

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                           SIXTH AMENDMENT AGREEMENT

                          Dated as of January 2, 2002

                                     among

                           LILLIAN VERNON CORPORATION,

                                  as Borrower,

                   LILLIAN VERNON FULFILLMENT SERVICES, INC.,

                           LVC RETAIL CORPORATION and

                       LILLIAN VERNON INTERNATIONAL, LTD.

                                 as Guarantors,

                              JPMORGAN CHASE BANK
                 (formerly known as The Chase Manhattan Bank),

                                    as Agent,

                                      and

                             THE BANKS NAMED HEREIN

                                ---------------

              To The Credit Agreement Dated as of August 19, 1996

                                ---------------

================================================================================

     THE SIXTH AMENDMENT AGREEMENT, dated as of January 2, 2002 (this "Amendment"), among LILLIAN VERNON CORPORATION, a Delaware corporation (the "Borrower"), LILLIAN VERNON FULFILLMENT SERVICES, a Virginia corporation ("LVFS"), LVC RETAIL CORPORATION, a Delaware corporation ("LVC"), and LILLIAN VERNON INTERNATIONAL, LTD., a New York corporation ("LVI Inc.", and together with LVFS and LVC, the "Guarantors"), the several banks from time to time parties to the Agreement (as defined below)(the "Banks") and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation, as agent for the Banks hereunder (in such capacity, the "Agent");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the parties hereto have entered into a Revolving Credit Agreement dated as of August 19, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement");

     WHEREAS, the Borrower has requested the Banks amend certain financial convenants of the Borrower, effective as of the date hereof (the "Amendment Effective Date"); and

     WHEREAS, the Borrower and Guarantors desire, and each Bank and the Agent are willing, on the terms and conditions set forth below, to modify certain terms of the Agreements as set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual convenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings specified in the Agreement.

     SECTION 2. Amendment to the Agreement. Section 6.15 of the Agreement is hereby amended by deleting such provision in its entirely and inserting in lieu thereof the following:

     "SECTION 6.15. Consolidated Total Unsubordinated Liabilities to Consolidated Tangible Net Worth. Permit the ratio of (i) Consolidated Total Unsubordinated Liabilities to (ii) the sum of (x) Consolidated Tangible Net Worth and (y) Subordinated Debt, to be greater than (a) 0.4 at the end of each fiscal year and at the end of the first quarter of each fiscal year, and (b) 0.6 at the end of each of the second and third quarters of each fiscal year; provided that, with respect to the third fiscal quarter in its fiscal year 2002 only, such ratio may be greater than 0.6, but shall not be greater than 0.65."

     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction or waiver of all of the following conditions precedent:

     (A) The parties hereto shall have duly executed and delivered this Amendment.

     (B) The Agent shall have received certificates of the Secretary or Assistant Secretary of the Borrower and each of the Guarantors dated as of the Amendment Effective Date, certifying: (i) that its respective By-laws either are attached to such certificate, or to the extent not attached have not been amended since the Closing Date, (ii) that its respective charter or certificate, as the case may be, either is attached to such certificate or to the extent not attached has not been amended since the Closing Date, and (iii) as to the incumbency and signatures of each of its respective officers executing this Amendment and any other documents to which it is a party.

     (C) The Agent shall have received from the Borrower the fees and expense reimbursements referred to under Section 7 hereof.

     SECTION 4. Representations and Warranties. In order to induce the Banks and Agent to enter into this Amendment, the Borrower and the Guarantors hereby jointly and severally represent and warrant to the Agent: (i) that the representations and warranties contained in the Agreement are true and correct on and as of the Amendment Effective Date as though made on and as of such date, except for changes which have occurred and which were not prohibited by the terms of the Agreement; (ii) that no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by the Borrower and the Guarantors, of this Amendment or the Agreement (as amended by this Amendment); (iii) that the Borrower and the Guarantors have full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; (iv) that the Borrower and Guarantors have taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment; and (v) that this Amendment constitutes a legal, valid and binding obligation of the Borrower and the Guarantors enforceable against each of them in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     SECTION 5. Guaranty. The Guarantors each acknowledge receipt of a copy of this Amendment Agreement and hereby ratify and affirm their guaranty of the Obligations of the Borrower under the Agreement as amended hereby.

     SECTION 6. Reference to and Effect on the Documents. Each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Agreement in documents related to the Agreement, shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended hereby, the Agreement and all such related documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect and are hereby ratified, confirmed and acknowledged by the Borrower.

     SECTION 7. Fees and Expenses. The Borrower agrees to pay or reimburse the Agent, as stated in Section 10.05 of the Agreement (as amended hereby), for its reasonable out-of-pocket costs and expenses, including without limitation, the reasonable fees and disbursements of counsel to the Agent incurred by the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.

     SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the substantive laws of the State of New York, without regard to its conflict of laws principles.

     SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                              JPMORGAN CHASE BANK,
                                              As Bank and as Agent,

                                              By: /s/ MARGARET J. NOLAN
                                                  ------------------------------
                                                  Name: Margaret J. Nolan
                                                  Title: Vice President


                                              SUNTRUST BANK


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                              JPMORGAN CHASE BANK,
                                              As Bank and as Agent,

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              SUNTRUST BANK


                                              By: /s/ VERNON M. TOWLER
                                                  ------------------------------
                                                  Name: Vernon M. Towler
                                                  Title: Vice President

                        SIGNATURE PAGE TO SIXTH AMENDMENT
                       TO LILLIAN VERNON CREDIT AGREEMENT


                                              LILLIAN VERNON CORPORATION

                                              By: /s/  WAYNE A. PALLADINO
                                                  ------------------------------
                                                  Name: Wayne A. Palladino
                                                  Title: Chief Financial Officer


                                              LILLIAN VERNON FULFILLMENT
                                              SERVICES, INC.

                                              By: /s/  SUSAN C. HANDLER
                                                  ------------------------------
                                                  Name: Susan C. Handler
                                                  Title: Secretary


                                              LVC RETAIL CORPORATION

                                              By: /s/  HARRIET KRAYNIK
                                                  ------------------------------
                                                  Name: Harriet Kraynik
                                                  Title: Secretary/Treasurer


                                              LILLIAN VERNON INTERNATIONAL, INC.

                                              By: /s/  SUSAN C. HANDLER
                                                  ------------------------------
                                                  Name: Susan C. Handler
                                                  Title: Secretary


                                       5